Exhibit 99.1

July 21, 2004

Tetra Tech Reports Third Quarter 2004 Results

Pasadena, California.  Tetra Tech, Inc. (NASDAQ: TTEK) today announced third quarter results for fiscal year 2004.  Revenue for the quarter ended June 27, 2004 was $375.5 million, up 19.8% from revenue of $313.6 million for the same quarter last year.  Revenue, net of subcontractor costs, for the quarter was $263.2 million, up 13.5% from $231.8 million a year ago.  Income from operations for the quarter was $17.4 million, 31.8% less than the $25.6 million for last year’s third quarter.  Net income for the quarter was $9.0 million, down 34.6% from $13.8 million a year ago.  Diluted earnings per share were 16 cents compared to 25 cents for the previous year, a 36.0% decrease.

Revenue for the nine months ended June 27, 2004 was $1,044.0 million, up 31.8% from revenue of $792.1 million for the same period last year.  Revenue, net of subcontractor costs, for the nine months was $747.7 million, up 23.5% from $605.6 million a year ago.  Income from operations for the nine-month period was $65.3 million, 2.1% more than the $64.0 million for the nine-month period last year.  Net income for the nine-month period was $35.0 million, compared to a net loss of $80.3 million last year due to cumulative effect of an accounting change of $114.7 million in 2003.  Diluted earnings per share before the cumulative effect of accounting change for the nine-month period was 61 cents compared to 62 cents last year, a 1.6% decrease.

Summary of Financial Results:

(in thousands, except per share data)

	Third Quarter Ended		Nine Months Ended
	June 27, 2004	June 29, 2003	June 27, 2004	June 29, 2003
Revenue	$375,527	$313,556	$1,044,024	$792,100
Revenue, Net of Subcontractor Costs	263,174	231,792	747,697	605,644
Income from Operations	17,439	25,564	65,345	64,011
Income Before Cumulative Effect of Accounting Change	9,031	13,811	35,002	34,375
Net Income/(Loss)	9,031	13,811	35,002	(80,294)

EPS Before Cumulative Effect of Accounting Change:
Basic(1)	0.16	0.25	0.63	0.63
Diluted	0.16	0.25	0.61	0.62
Basic Shares Outstanding(1)	56,104	54,788	55,831	54,639
Diluted Shares Outstanding	57,157	56,086	57,339	55,503

(1)   EPS-basic and basic shares outstanding have been revised for the periods ended June 29, 2003 to include 1,235,000 shares of common stock issuable upon the exchange of exchangeable shares of a subsidiary.

Business Outlook

The following statements are based on current expectations.  These statements are forward-looking and the actual results could differ materially.  These statements do not include the potential impact of material corporate transactions that may be completed after the date of this release.  The Business Outlook section should be read in conjunction with the information on “Forward-Looking Statements” at the end of this release.

Revenue, net of subcontractor costs, for the fourth quarter is expected to range from approximately $260 million to $285 million.  Tetra Tech expects diluted earnings per share for the fourth quarter to be approximately 24 cents.  However, the Company continues to assess and make changes in its civil infrastructure and communications businesses.  The speed of implementing these changes and the stability of market conditions in these business areas will impact the Company’s ability to meet its guidance.

About Tetra Tech (www.tetratech.com)

Tetra Tech is a leading provider of consulting, engineering and technical services.  With nearly 9,000 associates located in the United States and internationally, the Company supports commercial and government clients in the areas of resource management and infrastructure.  Tetra Tech’s services include research and development, applied science and technology, engineering design, construction management, and operations and maintenance.

Investors will have the opportunity to access a live audio-visual webcast concerning the third quarter results through a link posted on the Company’s website at www.tetratech.com on July 22, 2004 at 8:00 a.m. (PDT)

CONTACT: Li-San Hwang, CEO or Mike Bieber, Investor Relations (626) 351-4664

This news release contains forward-looking statements that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include information concerning future events and the future financial performance of Tetra Tech that involve risks and uncertainties.  Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results.  Readers are urged to read the documents filed by Tetra Tech with the SEC, specifically the most recent reports on Form 10-K, 10-Q and 8-K, each as it may be amended from time to time, which identify risk factors that could cause actual results to differ materially from the forward-looking statements.  Among the important factors or risks that could cause actual results or events to differ materially from those in the forward-looking statements in this release are:  acquisition strategy risks; fluctuations in quarterly operating results and stock price; the impact of downturns in the financial markets on clients; management of growth strategy; credit risks associated with commercial clients; the consolidation of client base; loss of key personnel or the inability to attract and retain qualified personnel; changes in existing laws and regulations; concentration of revenues from agencies of the Federal government and reductions in spending by these agencies; audit of contracts with governmental agencies; losses under fixed-price contracts or termination of contracts at the client’s discretion; backlog cancellation or adjustment; inability to find qualified subcontractors; competition; risks of professional and other liabilities; conflict of interest issues; and foreign currency fluctuations.  The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in Tetra Tech’s most recent reports on Form 10-Q and Form 10-K, each as it may be amended from time to time.  Tetra Tech’s results of operations for the fiscal quarter ended June 27, 2004 are not necessarily indicative of Tetra Tech’s operating results for any future periods.  Any projections in this release are based on limited information currently available to Tetra Tech, which is subject to change.  Although any such projections and the factors influencing them will likely change, Tetra Tech will not necessarily update the information, since Tetra Tech will only provide guidance at certain points during the year.  Such information speaks only as of the date of this release.

2

TETRA TECH, INC.

Unaudited Investors Report	2000	2001	2002	2003							2004
($ in Thousands, Except Per Share Data)	Total	Total	Total	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 mos	4 Qtr	Total	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 mos
REVENUE	794,578	973,944	966,223	233,080	245,464	478,544	313,556	792,100	339,950	1,132,050	337,102	331,395	668,497	375,527	1,044,024
REVENUE, NET OF SUBCONTRACTOR COST	598,121	730,064	740,715	180,982	192,870	373,852	231,792	605,644	255,128	860,772	241,705	242,818	484,523	263,174	747,697
Resource Management	246,851	292,299	356,983	91,548	105,282	196,830	144,550	341,380	155,556	496,936	142,689	141,661	284,350	147,730	432,080
Infrastructure	343,629	432,642	377,888	87,800	86,029	173,829	86,536	260,365	96,640	357,005	97,179	99,173	196,352	113,339	309,691
Elimination/Other	7,641	5,123	5,844	1,634	1,559	3,193	706	3,899	2,932	6,831	1,837	1,984	3,821	2,105	5,926
GROSS PROFIT	145,249	170,590	158,562	37,608	41,795	79,403	49,871	129,274	51,340	180,614	47,859	48,117	95,976	43,423	139,399
GROSS PROFIT %	24.3%	23.4%	21.4%	20.8%	21.7%	21.2%	21.5%	21.3%	20.1%	21.0%	19.8%	19.8%	19.8%	16.5%	18.6%
SEGMENT INCOME FROM OPERATIONS	80,708	58,434	71,233	17,258	21,505	38,763	25,971	64,734	29,704	94,438	24,467	24,526	48,993	18,144	67,137
Resource Management	32,901	35,034	44,902	10,141	10,333	20,474	17,841	38,315	21,329	59,644	14,392	18,429	32,821	16,649	49,470
Infrastructure	48,886	23,120	31,377	7,166	9,796	16,962	8,536	25,498	5,299	30,797	9,764	6,985	16,749	1,810	18,559
Elimination/Other	(1,079)	280	(5,046)	(49)	1,376	1,327	(406)	921	3,076	3,997	311	(888)	(577)	(315)	(892)
SEGMENT INCOME FROM OPERATIONS %	13.5%	8.0%	9.6%	9.5%	11.1%	10.4%	11.2%	10.7%	11.6%	11.0%	10.1%	10.1%	10.1%	6.9%	9.0%
Resource Management	13.3%	12.0%	12.6%	11.1%	9.8%	10.4%	12.3%	11.2%	13.7%	12.0%	10.0%	12.8%	11.4%	11.1%	11.3%
Infrastructure	14.2%	5.3%	8.3%	8.2%	11.4%	9.8%	9.9%	9.8%	5.5%	8.6%	10.0%	7.0%	8.5%	1.6%	6.0%
Amortization Expense	6,463	9,192	10,811	135	181	316	407	723	563	1,286	526	561	1,087	705	1,792
INCOME FROM OPERATIONS	74,245	49,242	60,422	17,123	21,324	38,447	25,564	64,011	29,141	93,152	23,941	23,965	47,906	17,439	65,345
Net Interest Expense	7,026	8,543	5,453	1,892	2,281	4,173	2,546	6,719	2,555	9,274	2,372	2,249	4,621	2,387	7,008
PRE-TAX INCOME	67,219	40,699	54,969	15,231	19,043	34,274	23,018	57,292	26,586	83,878	21,569	21,716	43,285	15,052	58,337
Income Tax Expense	26,777	9,874	23,059	6,092	7,618	13,710	9,207	22,917	10,852	33,769	8,627	8,687	17,314	6,021	23,335
Effective Tax Rate	39.8%	24.3%	41.9%	40.0%	40.0%	40.0%	40.0%	40.0%	40.8%	40.3%	40.0%	40.0%	40.0%	40.0%	40.0%
NET INCOME	40,442	30,825	31,910	(105,530)	11,425	(94,105)	13,811	(80,294)	15,734	(64,560)	12,942	13,029	25,971	9,031	35,002
DILUTED AVERAGE SHARES	52,003	54,166	55,086	55,005	55,419	55,212	56,086	55,503	56,616	55,782	57,395	57,465	57,430	57,157	57,339
DILUTED EPS, AS REPORTED	$0.78	$0.57	$0.58	$0.17	$0.21	$0.37	$0.25	$0.62	$0.28	$0.90	$0.23	$0.23	$0.45	$0.16	$0.61
SPECIAL ITEMS
Pre-Acquisition Reserve Reversal	2,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Tax Credits	1,456	7,028	—	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Reserves	—	(38,300)	—	—	—	—	—	—	—	—	—	—	—	—	—
Judgment Reserve	—	—	(4,100)	—	—	—	—	—	—	—	—	—	—	—	—
Cumulative Effect of Accounting Change (142)	—	—	—	(114,669)	—	(114,669)	—	(114,669)	—	(114,669)	—	—	—	—	—
Net Income Impact	2,616	(16,335)	(2,468)	(114,669)	—	(114,669)	—	(114,669)	—	(114,669)	—	—	—	—	—
DILUTED EPS, BEFORE U/I ITEMS	$0.73	$0.87	$0.62	$0.17	$0.21	$0.37	$0.25	$0.62	$0.28	$0.90	$0.23	$0.23	$0.45	$0.16	$0.61
EBITDA
EBIT Before Unusual or Infrequent	74,245	49,242	60,422	(97,546)	21,324	(76,222)	25,564	(50,658)	29,141	(21,517)	23,941	23,965	47,906	17,439	65,345
Depreciation	7,246	12,170	12,543	3,180	3,286	6,466	4,240	10,706	4,378	15,084	3,815	3,693	7,508	3,889	11,397
Amortization	6,463	9,192	10,811	135	181	316	407	723	563	1,286	526	561	1,087	705	1,792
EBITDA, AS REPORTED	87,954	70,604	83,776	(94,231)	24,791	(69,440)	30,211	(39,229)	34,082	(5,147)	28,282	28,219	56,501	22,033	78,534
DAYS SALES RECEIVABLES	97.3	93.9		94.8	93.3		91.1		84.9		92.6	90.7		94.1	—
Resource Management	75.3	79.6		78.2	78.0		70.9		65.1		70.6	68.8		72.2	—
Infrastructure	112.8	106.1		113.8	119.3		125.0		119.5		130.6	116.6		121.3	—
CASH FLOW FROM OPERATIONS	(12,188)	44,274	95,211	(2,035)	(7,398)	(9,433)	33,617	24,184	42,582	66,766	(23,322)	13,122	(10,200)	(12,113)	(22,313)
CAPITAL EXPENDITURES	14,745	11,017	7,231	1,705	2,295	4,000	2,657	6,657	3,162	9,819	4,319	2,893	7,212	3,873	11,085
Y/Y NET REVENUE GROWTH %	38.4%	22.5%	1.5%	-2.1%	8.3%	3.0%	25.0%	10.4%	32.7%	16.2%	33.6%	25.9%	29.6%	13.5%	23.5%
Resource Management	6.6%	19.4%	22.1%	9.1%	21.7%	15.5%	62.7%	31.7%	59.2%	39.2%	55.1%	34.4%	44.1%	3.2%	26.9%
Infrastructure	71.4%	25.9%	-12.7%	-11.8%	-4.6%	-8.4%	-9.1%	-8.6%	3.9%	-5.5%	10.7%	15.3%	13.0%	31.0%	18.9%
Y/Y NET REVENUE ORGANIC GROWTH %	12.0%	8.4%	-10.1%	-13.0%	-6.3%	-9.7%	-2.7%	-7.3%	4.4%	-4.3%	1.9%	0.5%	1.2%	2.6%	1.8%
NET REVENUE % BY CLIENT TYPE
Federal Government	29.1%	24.5%	25.1%	24.1%	27.8%	26.0%	38.4%	30.7%	39.5%	33.3%	41.0%	42.0%	41.5%	43.8%	42.3%
State & Local Government	16.3%	18.1%	23.5%	23.4%	23.4%	23.4%	20.0%	22.1%	16.6%	20.5%	17.1%	16.2%	16.7%	15.7%	16.3%
Private Sector	51.4%	54.2%	49.1%	50.4%	47.0%	48.6%	40.3%	45.5%	42.3%	44.5%	40.2%	39.0%	39.6%	37.5%	38.9%
International	3.2%	3.2%	2.3%	2.1%	1.8%	2.0%	1.4%	1.7%	1.6%	1.7%	1.7%	2.8%	2.2%	3.0%	2.5%
AVERAGE FULL-TIME EQUIVALENTS	5,529	6,512	6,775	6,866	6,982	6,924	7,776	7,208	8,000	7,406	8,057	7,964	8,010	8,136	8,052
BACKLOG	632,859	634,706	715,834	715,742	998,762	998,762	1,004,671	1,004,671	1,045,400	1,045,400	1,000,544	1,049,154	1,049,154	1,152,659	1,152,659

TETRA TECH, INC.

Unaudited Statements of Operations

(unaudited - in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	June 27, 2004	June 29, 2003	% Change	June 27, 2004	June 29, 2003	% Change
Revenue	$375,527	$313,556	19.8	$1,044,024	$792,100	31.8
Subcontractor costs	112,353	81,764	37.4	296,327	186,456	58.9
Revenue, net of subcontractor costs	263,174	231,792	13.5	747,697	605,644	23.5
Other contract costs	219,751	181,921	20.8	608,298	476,370	27.7
Gross profit	43,423	49,871	-12.9	139,399	129,274	7.8
Selling, general and administrative expenses	25,984	24,307	6.9	74,054	65,263	13.5
Income from operations	17,439	25,564	-31.8	65,345	64,011	2.1
Interest expense - net	2,387	2,546	-6.2	7,008	6,719	4.3
Income before income tax expense	15,052	23,018	-34.6	58,337	57,292	1.8
Income tax expense	6,021	9,207	-34.6	23,335	22,917	1.8
Income before cumulative effect of accounting change	9,031	13,811	-34.6	35,002	34,375	1.8
Cumulative effect of accounting change	—	—	—	—	(114,669)	-100.0
Net income (loss)	$9,031	$13,811	-34.6	$35,002	$(80,294)	-143.6
Earnings per share before cumulative effect of accounting change - diluted	$0.16	$0.25	-36.0	$0.61	$0.62	-1.6
Weighted average shares outstanding - diluted	57,157	56,086	1.9	57,339	55,503	3.3
Percentage of revenue, net of subcontractor costs
Revenue, net of subcontractor costs	100.0%	100.0%		100.0%	100.0%
Other contract costs	83.5%	78.5%		81.4%	78.7%
Gross profit	16.5%	21.5%		18.6%	21.3%
Selling, general and administrative expenses	9.9%	10.5%		9.9%	10.8%
Income from operations	6.6%	11.0%		8.7%	10.5%
Interest expense - net	0.9%	1.1%		0.9%	1.1%
Income before income tax expense	5.7%	9.9%		7.8%	9.4%
Income tax expense	2.3%	4.0%		3.1%	3.8%
Income before cumulative effect of accounting change	3.4%	5.9%		4.7%	5.6%
Cumulative effect of accounting change	—	—		—	-18.9%
Net income (loss)	3.4%	5.9%		4.7%	-13.3%

TETRA TECH, INC.

Condensed Consolidated Balance Sheets

(in thousands, except par value)

	June 27, 2004	September 28, 2003
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$38,900	$33,164
Accounts receivable - net	209,047	167,717
Unbilled receivables - net	193,512	164,818
Contract retentions	5,463	4,286
Prepaid expenses and other current assets	28,999	26,037
Income taxes receivable	34,834	20,825
Total current assets	510,755	416,847

PROPERTY AND EQUIPMENT:
Equipment, furniture and fixtures	84,817	84,133
Leasehold improvements	10,535	10,123
Total	95,352	94,256
Accumulated depreciation and amortization	(56,444)	(53,469)
PROPERTY AND EQUIPMENT - NET	38,908	40,787

GOODWILL	253,045	210,792

INTANGIBLE AND OTHER ASSETS - NET	27,799	25,054

TOTAL ASSETS	$830,507	$693,480

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$105,010	$93,265
Accrued compensation	54,097	46,743
Billings in excess of costs on uncompleted contracts	20,288	16,307
Other current liabilities	32,395	26,562
Deferred income taxes	28,728	28,992
Current portion of long-term obligations	88,128	11,597
Total current liabilities	328,646	223,466

LONG - TERM OBLIGATIONS	91,182	107,463

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY:
Preferred stock - authorized, 2,000 shares of $0.01 par value; no shares issued and outstanding at June 27, 2004 and September 28, 2003	—	—
Exchangeable stock of a subsidiary	13,228	13,239
Common stock - authorized, 85,000 shares of $0.01 par value; issued and outstanding 56,185 and 54,090 shares at June 27, 2004 and September 28, 2003, respectively	562	541
Additional paid-in capital	230,238	216,908
Accumulated other comprehensive loss	(601)	(387)
Retained earnings	167,252	132,250
TOTAL STOCKHOLDERS’ EQUITY	410,679	362,551

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$830,507	$693,480

TETRA TECH, INC.

Condensed Consolidated Statements of Cash Flows

(unaudited - in thousands)

	Three Months Ended		Nine Months Ended
	June 27, 2004	June 29, 2003	June 27, 2004	June 29, 2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$9,031	$13,811	$35,002	$(80,294)

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Cumulative effect of accounting change	—	—	—	114,669
Depreciation and amortization	4,708	4,646	13,531	11,429
Deferred income taxes	(377)	—	(264)	—
Provision for losses on receivables	4,505	1,368	6,840	3,221
Loss on disposal of property and equipment	25	170	729	170

Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(35,290)	(8,170)	(44,498)	(3,228)
Unbilled receivables	(12,432)	6,768	(29,382)	(6,002)
Contract retentions	(706)	1,113	(1,177)	1,442
Prepaid expenses and other assets	(6,948)	(1,490)	(6,166)	(4,223)
Accounts payable	12,468	4,145	2,211	(16,877)
Accrued compensation	10,104	8,061	6,084	5,458
Billings in excess of costs on uncompleted contracts	2,344	(2,136)	3,981	(1,608)
Other current liabilities	3,935	(2,424)	2,427	322
Income taxes receivable	(3,480)	7,755	(11,631)	(295)
Net cash (used in) provided by operating activities	(12,113)	33,617	(22,313)	24,184

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(3,873)	(2,657)	(11,085)	(6,657)
Payments for business acquisitions, net of cash acquired	—	121	(31,371)	(72,072)
Proceeds on sale of property and equipment	81	1,086	982	1,086
Net cash used in investing activities	(3,792)	(1,450)	(41,474)	(77,643)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on long-term obligations	(21,974)	(32,613)	(65,074)	(38,188)
Proceeds from borrowings under long-term obligations	38,000	4,500	125,324	69,500
Net proceeds from issuance of common stock	4,405	4,380	9,468	5,055
Net cash provided by (used in) financing activities	20,431	(23,733)	69,718	36,367

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(282)	(256)	(195)	336

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,244	8,178	5,736	(16,756)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	34,656	21,411	33,164	46,345

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$38,900	$29,589	$38,900	$29,589

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$4,426	$5,189	$9,244	$9,508
Income taxes, net of refunds received	$9,874	$678	$34,866	$22,818